Exhibit 32.2

CERTIFICATION
OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Electronic Cigarettes International Group, Ltd. (the “Company”) on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. McCormick, Chief Financial Officer of Electronic Cigarettes International Group, Ltd., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2014	By:	/s/ James P. McCormick
James P. McCormick
Chief Financial Officer
(Principal Financial Officer)